DREYFUS WORLDWIDE DOLLAR MONEY MARKET FUND, INC.

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166

Dear Shareholder:

The Board of Directors of your fund, Dreyfus Worldwide Dollar Money Market Fund, Inc. (the "Fund"), has approved the tax-free reorganization of the Fund into Dreyfus Liquid Assets, Inc. (the "Acquiring Fund").  The Acquiring Fund, like the Fund, is a money market fund that seeks to maintain a stable share price of $1.00.  The Dreyfus Corporation ("Dreyfus") is the investment adviser to the Fund and the Acquiring Fund.

The reorganization of the Fund is expected to occur on or about September 18, 2015, at which time the Fund will transfer all of its assets to the Acquiring Fund, in exchange solely for Class Z shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities.  Upon completion of the reorganization, you will become a shareholder of the Acquiring Fund and will receive Class Z shares of the Acquiring Fund for your Fund shares.

As part of a broader set of changes being proposed by Dreyfus for its current money market fund offerings, management of Dreyfus recommended to the Fund's Board of Directors that the Fund be consolidated with the Acquiring Fund.  Management believes that the reorganization will permit Fund shareholders to pursue the same investment goals in a larger combined fund that has a substantially similar investment objective and substantially similar investment management policies as the Fund.  The Acquiring Fund has a comparable performance record to that of the Fund and, with respect to the Acquiring Fund's Class Z shares, is expected to have a lower total annual expense ratio than the Fund.  Management also believes that the reorganization should enable Fund shareholders to benefit from more efficient portfolio management and will eliminate the duplication of resources and costs associated with servicing the funds as separate entities.

After careful review, the Fund's Board of Directors has unanimously approved the reorganization of the Fund.  The Fund's Board of Directors believes that the reorganization will permit Fund shareholders to pursue the same investment goals in a larger combined fund that has a comparable performance record to that of the Fund and, with respect to the Acquiring Fund's Class Z shares, is expected to have a lower total annual expense ratio than the Fund.  In approving the reorganization, the Fund's Board of Directors determined that the reorganization is in the best interests of the Fund and that the interests of the Fund's shareholders will not be diluted as a result of the reorganization.

The Securities and Exchange Commission (the "SEC") has adopted amendments to the rules governing money market funds that will change the way certain money market funds, like the Fund and the Acquiring Fund, operate.  Management currently anticipates that the Acquiring Fund will continue to seek to maintain a stable $1.00 price per share following the effective date of the new SEC rules in October 2016.  In order to do so, the Acquiring Fund will not accept any investments by institutional or "non-natural" persons, including new investments by non-natural persons that are the beneficial owners of Acquiring Fund shares, after the date the Acquiring Fund implements changes in accordance with the new SEC rules.

The reorganization of the Fund does not require shareholder approval, and you are not being asked to vote.  We do, however, ask that you carefully review the enclosed Prospectus/Information Statement, which contains information about the Acquiring Fund and the reorganization of the Fund into the Acquiring Fund.

If you have any questions or need additional information, please call 1-800-DREYFUS.

Sincerely,

Bradley J. Skapyak President Dreyfus Worldwide Dollar Money Market Fund, Inc.

July 1, 2015

TRANSFER OF THE ASSETS OF
DREYFUS WORLDWIDE DOLLAR MONEY MARKET FUND, INC.
TO AND IN EXCHANGE FOR CLASS Z SHARES OF
DREYFUS LIQUID ASSETS, INC.

QUESTIONS AND ANSWERS

The enclosed materials include a Prospectus/Information Statement containing information you need to know about the reorganization.  However, we thought it also would be helpful to begin by answering some of the important questions you might have about the reorganization.

WHAT WILL HAPPEN TO MY DREYFUS WORLDWIDE DOLLAR MONEY MARKET FUND, INC. INVESTMENT WHEN THE REORGANIZATION OCCURS?

You will become a shareholder of Dreyfus Liquid Assets, Inc. (the "Acquiring Fund"), an open-end investment company managed by The Dreyfus Corporation ("Dreyfus"), on or about September 18, 2015 (the "Closing Date"), and will no longer be a shareholder of Dreyfus Worldwide Dollar Money Market Fund, Inc. (the "Fund").  You will receive Class Z shares of the Acquiring Fund with a value equal to the value of your investment in the Fund as of the Closing Date.  The Fund will then cease operations and dissolve under Maryland law.  Class Z shares of the Acquiring Fund are new and have been authorized by the Acquiring Fund's Board to be issued to Fund shareholders in connection with the reorganization.

WHAT ARE THE BENEFITS OF THE REORGANIZATION FOR ME?

The Fund's Board of Directors believes that the reorganization will permit Fund shareholders to pursue the same investment goals in a larger combined fund that also is managed by Dreyfus.  By combining the Fund with the Acquiring Fund, which has more assets than the Fund, Fund shareholders should benefit from more efficient portfolio management.  As of February 28, 2015, the Acquiring Fund had approximately $772 million in net assets and the Fund had approximately $215 million in net assets.  In addition, the Acquiring Fund has a comparable performance record to that of the Fund and, with respect to the Acquiring Fund's Class Z shares, is expected to have a lower total annual expense ratio than the Fund.  Past performance information is not available for Class Z shares of the Acquiring Fund, which are new and have been authorized by the Acquiring Fund's Board to be issued to Fund shareholders in connection with the proposed reorganization.  The reorganization also will permit the funds' service providers—including Dreyfus—to operate and service a single fund (and its shareholders), instead of having to operate and service both funds with similar shareholder bases.  By combining the Fund with the Acquiring Fund, which has more assets than the Fund, Fund shareholders should benefit from the spreading of fixed costs across a larger asset base, which may result in a reduction of shareholder expenses.  Dreyfus also should be able to more efficiently manage the larger combined fund's portfolio through various measures, including trade orders and executions.  The potential benefits of the reorganization are described in greater detail in the enclosed Prospectus/Information Statement.

DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS AND STRATEGIES?

Yes.  The Acquiring Fund and the Fund have a substantially similar investment objective and substantially similar investment management policies.  The Acquiring Fund seeks as high a level of current income as is consistent with the preservation of capital, and the Fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.  As money market funds, the Acquiring Fund and the Fund are each subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), to help them maintain a $1.00 share price.  The investment policies, practices and limitations (and the related risks) of the Acquiring Fund and the Fund are substantially similar.  To pursue its goal, each fund normally invests in a diversified portfolio of high quality, short-term dollar-denominated debt securities.

Dreyfus is the investment adviser to the Acquiring Fund and the Fund and provides day-to-day management of the Acquiring Fund's and the Fund's investments.  MBSC Securities Corporation, a wholly-owned subsidiary of Dreyfus, distributes the shares of the Acquiring Fund and the Fund.  For additional information regarding the Acquiring Fund and the Fund, please refer to the enclosed Prospectus/Information Statement.

CAN YOU SUMMARIZE THE REGULATORY CHANGES AFFECTING THE FUNDS AND WHAT DREYFUS IS PROPOSING TO DO WITH ITS MONEY MARKET FUND LINE-UP?

Last July, the Securities and Exchange Commission (the "SEC") issued new rules for money market funds, including the Fund and the Acquiring Fund.  When implemented, these rules will create new definitions for government money market funds and retail money market funds, and also will require institutional prime (general purpose) and institutional municipal money market funds to price and transact at a "floating" net asset value per share.  During periods of extraordinary market stress, the new rules also permit a prime or a municipal money market fund to charge its shareholders liquidity fees which are payable to the fund upon redemption, and to provide for redemption gates that temporarily would halt all withdrawals.  The new structural changes, however, will not materially affect government money market funds.

Since last July, management of Dreyfus has conducted an ongoing review of the SEC's new rules, the investment needs and preferences of fund shareholders and Dreyfus' current money market fund offerings.  As a result of that review and in light of the changing regulatory landscape, Dreyfus is seeking to align its fund offerings with shareholders' needs and preferences through a broad series of changes, including plans to amend the investment management policies of certain Dreyfus-managed money market funds and proposals to convert several Dreyfus-managed prime money market funds to government money market funds.  Additionally, Dreyfus is proposing to consolidate several funds, including the Fund and the Acquiring Fund, that have similar investment strategies.  Dreyfus believes that the reorganization of the Fund, along with the other changes summarized above, will simplify and streamline its money market fund offerings and make it easier for shareholders to select a fund or class that meets their needs.

WILL THE ACQUIRING FUND CONTINUE TO SEEK TO MAINTAIN A STABLE NET ASSET VALUE AFTER IMPLEMENTATION OF THE REGULATORY CHANGES?

Yes.  Management currently anticipates that the Acquiring Fund will continue to seek to maintain a stable $1.00 price per share following the effective date of the new SEC rules.  To be permitted to do so, the Acquiring Fund will not accept any new investments by institutional or "non-natural" persons, including new investments by non-natural persons that are the beneficial owners of Acquiring Fund shares, after the date the Acquiring Fund implements changes in accordance with the new SEC rules.  Currently, the Fund and the Acquiring Fund have non-natural persons as part of their shareholder bases.  Shareholders of the Acquiring Fund who are non-natural persons would be permitted to remain in the Acquiring Fund, but would not be permitted to make new investments after the date the Acquiring Fund implements changes in accordance with the new SEC rules.  These shareholders also would be permitted to exchange into other money market funds managed by Dreyfus.

WHAT ARE THE TAX CONSEQUENCES OF THE REORGANIZATION?

The reorganization will not be a taxable event for federal income tax purposes.  Shareholders will not recognize any capital gain or loss as a direct result of the reorganization.  A shareholder's tax basis in Fund shares will carry over to the shareholder's Acquiring Fund shares, and the holding period for such Acquiring Fund shares will include the holding period for the shareholder's Fund shares.  As a condition to the closing of the reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a direct result of the reorganization.  The Fund will distribute any undistributed net investment income and net realized capital gains (after reduction for any capital loss carryforwards) prior to the reorganization, which distribution will be taxable to shareholders.  Certain tax attributes of the Fund will carry over to the Acquiring Fund, including the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards, if any.

WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF THE ACQUIRING FUND THAT I CURRENTLY HAVE AS A SHAREHOLDER OF THE FUND?

Yes.  The Acquiring Fund will offer you the same shareholder privileges, such as the Fund Exchanges service, Dreyfus Auto-Exchange Privilege, Dreyfus TeleTransfer Privilege, Dreyfus Automatic Asset Builder®, Dreyfus Payroll Savings Plan, Dreyfus Government Direct Deposit, Dreyfus Dividend Options, Dreyfus Automatic Withdrawal Plan or Dreyfus Express®, that you currently have as a shareholder of the Fund.  In addition, you also will have the ability to write redemption checks against your Acquiring Fund account through the Checkwriting Privilege.  Except as provided below, the privileges you currently have on your Fund account will transfer automatically to your account with the Acquiring Fund.

While you will continue to have the same privileges as a holder of Class Z shares of the Acquiring Fund as you previously did as a shareholder of the Fund, please note that if you participated in Dreyfus Government Direct Deposit or made incoming wire transactions or other incoming Automated Clearing House ("ACH") transactions to your Fund account, you will need to update your incoming ACH and/or wiring instructions with new information with respect to Class Z shares of the Acquiring Fund in order to continue these services.  In addition, if you had the Checkwriting Privilege on your Fund account, you will receive under separate cover a checkbook reflecting your new account number with respect to Class Z shares of the Acquiring Fund.  When you receive this checkbook, please begin using the new checks immediately.  While any outstanding checks written during the 30-day grace period after the Closing Date will be honored, it is important that you destroy any unused checks assigned to your prior Fund account number.

WHAT ARE THE PRINCIPAL DIFFERENCES BETWEEN CLASS Z SHARES OF THE ACQUIRING FUND AND SHARES OF THE FUND?

The attributes of the Acquiring Fund's Class Z shares are the same as those of the Fund's shares.  After the reorganization, however, Class Z shares of the Acquiring Fund generally will be offered only to holders of shares of the Fund who received Class Z shares of the Acquiring Fund in exchange for their Fund shares as a result of the reorganization.  In addition, certain broker dealers and other financial institutions maintaining accounts with the Fund at the time of the reorganization would be able to purchase Class Z shares of the Acquiring Fund on behalf of qualified retirement plans and "sweep accounts."

WILL THE REORGANIZATION RESULT IN A HIGHER MANAGEMENT FEE OR HIGHER TOTAL FUND EXPENSES?

No.  Under its agreement with Dreyfus, the Acquiring Fund has agreed to pay Dreyfus a management fee at the annual rate of 0.50% of the value of the Acquiring Fund's average daily net assets up to $1.5 billion, 0.48% of the value of the Acquiring Fund's average daily net assets from $1.5 billion to $2 billion, 0.47% of the value of the Acquiring Fund's average daily net assets from $2 billion to $2.5 billion, and 0.45% of the value of the Acquiring Fund's average daily net assets over $2.5 billion.  The Acquiring Fund's net assets ($772 million as of February 28, 2015) are significantly below the level at which a breakpoint would be triggered and, consequently, the contractual management fee currently payable by the Acquiring Fund to Dreyfus is 0.50% of the value of the Acquiring Fund's average daily net assets.  Under its agreement with Dreyfus, the Fund has agreed to pay Dreyfus a management fee at the annual rate of 0.50% of the value of the Fund's average daily net assets.  In addition, it currently is anticipated that Class Z shares of the Acquiring Fund will have a lower total annual expense ratio than the Fund (without reflecting the fees waived and/or expenses reimbursed by Dreyfus pursuant to a voluntary undertaking to maintain a yield floor for the Acquiring Fund and the Fund), based on expenses of the funds as of each fund's most recent fiscal year end, and the estimated expenses for the Acquiring Fund's Class Z shares.

WHO WILL PAY THE EXPENSES OF THE REORGANIZATION?

Dreyfus, and not the Fund or the Acquiring Fund, will pay the expenses directly related to the reorganization.

WHY DID THE FUND'S BOARD OF DIRECTORS APPROVE THE REORGANIZATION?

As part of the broader set of changes being proposed by Dreyfus for its current money market fund offerings described above, management of Dreyfus recommended to the Fund's Board that the Fund be consolidated with the Acquiring Fund.  After considering the terms and conditions of the reorganization, the investment objectives and investment management policies of, as well as shareholder services offered by, the Fund and the Acquiring Fund, fees and expenses, including the total annual expense ratios, of the Fund and the Acquiring Fund, and the relative performance of the Fund and the Acquiring Fund, the Fund's Board believes that reorganizing the Fund into the Acquiring Fund is in the best interests of the Fund and that the interests of the Fund's shareholders will not be diluted as a result of the reorganization.  In reaching this conclusion, the Fund's Board determined that reorganizing the Fund into the Acquiring Fund, which also is managed by Dreyfus and has a substantially similar investment objective and substantially similar investment management policies as those of the Fund, offers potential benefits to Fund shareholders.  These potential benefits include permitting Fund shareholders to pursue the same investment goals in a larger combined fund that has a comparable performance record to that of the Fund and, with respect to the Acquiring Fund's Class Z shares, is expected to have a lower total annual expense ratio than the Fund.  By combining the Fund with the Acquiring Fund, shareholders of the Fund also should benefit from more efficient portfolio management.

WHY IS NO SHAREHOLDER ACTION NECESSARY?

Because the reorganization of the Fund into the Acquiring Fund satisfies the requisite conditions of Rule 17a-8 under the 1940 Act, in accordance with the Fund's Charter and applicable Maryland state and U.S. federal law (including Rule 17a-8), the reorganization may be effected without the approval of shareholders of either fund.

Transfer of the Assets of

DREYFUS WORLDWIDE DOLLAR MONEY MARKET FUND, INC.

To and in Exchange for Class Z Shares of

DREYFUS LIQUID ASSETS, INC.

_________________________________________

PROSPECTUS/INFORMATION STATEMENT
JULY 1, 2015
_________________________________________

This Prospectus/Information Statement is being furnished to you by the Board of Directors of Dreyfus Worldwide Dollar Money Market Fund, Inc. (the "Fund") because you are a shareholder of the Fund.  As provided in an Agreement and Plan of Reorganization approved by the Fund's Board, the Fund will transfer all of its assets to Dreyfus Liquid Assets, Inc. (the "Acquiring Fund"), in exchange solely for Class Z shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities, all as more fully described in this Prospectus/Information Statement (the "Reorganization").  Upon consummation of the Reorganization, the Acquiring Fund shares received by the Fund will be distributed to Fund shareholders, with each shareholder receiving a pro rata distribution of the Acquiring Fund's shares (or fractions thereof) for Fund shares held prior to the Reorganization.  It is contemplated that each shareholder will receive for his or her Fund shares a number of Class Z shares (or fractions thereof) of the Acquiring Fund equal in value to the aggregate net asset value of the shareholder's Fund shares, as of the date of the Reorganization.

The Reorganization is expected to occur on or about September 18, 2015 (the "Closing Date").  No vote of the shareholders of the Fund will be taken with respect to the matters described in this Prospectus/Information Statement.  THE FUND IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY TO THE FUND.

This Prospectus/Information Statement, which should be retained for future reference, concisely sets forth information about the Acquiring Fund that Fund shareholders should know.  This Prospectus/Information Statement is being mailed on or about July 15, 2015 to the Fund's shareholders of record as of the close of business on July 1, 2015.

A Statement of Additional Information ("SAI") dated July 1, 2015, relating to this Prospectus/Information Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety.  The Commission maintains a website (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Information Statement by reference, and other information regarding the Acquiring Fund and the Fund.  A copy of the SAI is available without charge by calling 1-800-DREYFUS, or writing to the Acquiring Fund at its offices at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Shares of the Acquiring Fund and the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Investing in the Acquiring Fund, as in the Fund, involves certain risks, including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved the Acquiring Fund's shares or passed upon the accuracy or adequacy of this Prospectus/Information Statement.  Any representation to the contrary is a criminal offense.

The Acquiring Fund and the Fund are open-end management investment companies known as money market mutual funds.  The Acquiring Fund and the Fund have a substantially similar investment objective and substantially similar investment management policies.  The Dreyfus Corporation ("Dreyfus") is the investment adviser for the Acquiring Fund and the Fund.  A comparison of the Acquiring Fund and the Fund is set forth in this Prospectus/Information Statement.

The Acquiring Fund's Prospectus dated July 1, 2015 and Annual Report for its fiscal year ended December 31, 2014 (including its audited financial statements for the fiscal year) accompany this Prospectus/Information Statement.  The Acquiring Fund's Prospectus and the financial statements contained in its Annual Report are incorporated into this Prospectus/Information Statement by reference.  For a free copy of the Fund's most recent Prospectus or Annual Report for its fiscal year ended October 31, 2014 and Semi-Annual Report for the six-month period ended April 30, 2015, please call your financial adviser, call 1-800-DREYFUS, visit www.dreyfus.com or write to the Fund at its offices located at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

TABLE OF CONTENTS

SUMMARY	8

REASONS FOR THE REORGANIZATION	16

INFORMATION ABOUT THE REORGANIZATION	17

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE FUND	19

FINANCIAL STATEMENTS AND EXPERTS	20

EXHIBIT A: AGREEMENT AND PLAN OF REORGANIZATION	A-1

AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE TRANSFER OF
ALL OF THE FUND'S ASSETS TO THE ACQUIRING FUND

SUMMARY

This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Information Statement, the Acquiring Fund's Prospectus, the Fund's Prospectus and the Agreement and Plan of Reorganization (the "Plan") attached to this Prospectus/Information Statement as Exhibit A.

Transaction.  The Fund's Board of Directors, a majority of whose members are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or the Acquiring Fund, has unanimously approved the Plan for the Fund.  The Plan provides that on the date of the Reorganization the Fund will assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash, in exchange solely for Class Z shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets, and the Acquiring Fund will assume the Fund's stated liabilities.  The Fund will distribute all Acquiring Fund shares received by it among its shareholders so that each shareholder will receive a pro rata distribution of the Acquiring Fund's Class Z shares (or fractions thereof) having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Fund shares as of the date of the Reorganization.  Thereafter, the Fund will cease operations and will be dissolved under Maryland law.  Class Z shares of the Acquiring Fund are new and have been authorized by the Acquiring Fund's Board to be issued to Fund shareholders in connection with the Reorganization.

As a result of the Reorganization, each Fund shareholder will cease to be a shareholder of the Fund and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Reorganization.

The Fund's Board of Directors has unanimously concluded that the Reorganization is in the best interests of the Fund, and that the interests of the Fund's existing shareholders will not be diluted as a result of the Reorganization.  See "Reasons for the Reorganization."

Federal Income Tax Consequences.  The Reorganization will not be a taxable event for federal income tax purposes.  As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a direct result of the Reorganization.  The Fund will distribute any undistributed net investment income and net realized capital gains (after reduction for any capital loss carryforwards) prior to the Reorganization, which distribution will be taxable to shareholders.  Certain tax attributes of the Fund will carry over to the Acquiring Fund, including the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards, if any.  See "Information about the Reorganization—Federal Income Tax Consequences," "—Capital Loss Carryforwards" and "—Sale of Portfolio Securities."

Comparison of the Acquiring Fund and the Fund.  The following discussion is primarily a summary of certain parts of the Acquiring Fund's Prospectus and the Fund's Prospectus.  Information contained in this Prospectus/Information Statement is qualified by the more complete information set forth in such Prospectuses, which are incorporated herein by reference.

Goal and Approach.  The Acquiring Fund and the Fund are money market funds with substantially similar investment objectives and investment management policies.  The Acquiring Fund seeks as high a level of current income as is consistent with the preservation of capital, and the Fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.  Each fund's investment objective is a fundamental policy which cannot be changed without the approval of the holders of a majority (as defined in the 1940 Act) of the relevant fund's outstanding voting securities.

To pursue its goal, each fund normally invests in a diversified portfolio of high quality, short-term dollar-denominated debt securities, including:  securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities; certificates of deposit, time deposits, bankers' acceptances and other short-term securities issued by domestic or foreign banks or thrifts or their subsidiaries or branches; repurchase agreements, including tri-party repurchase agreements; asset-backed securities; municipal securities; and commercial paper, and other short-term corporate obligations of U.S. issuers, including those with floating or variable rates of interest.  The Fund also may invest in commercial paper and other short-term corporate obligations of foreign issuers, and obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions or agencies.  Normally, each fund invests at least 25% of its assets in domestic or dollar-denominated foreign bank obligations.  While each fund generally invests solely in securities with the highest credit rating or the unrated equivalent as determined by Dreyfus, the Acquiring Fund or the Fund may invest up to 3% of its assets in securities with the second-highest credit rating that mature in 45 days or less.

As a money market fund, each fund is subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the 1940 Act, which are designed to help money market funds maintain a stable share price of $1.00.  The Acquiring Fund, like the Fund, is required to hold at least 30% of its assets in cash, U.S. Treasury securities, certain other government securities with remaining maturities of 60 days or less, or securities that can readily be converted into cash within five business days.  In addition, each fund is required to hold at least 10% of its assets in cash, U.S. Treasury securities, or securities that can readily be converted into cash within one business day.  The maximum weighted average maturity of each fund's portfolio is 60 days and the maximum weighted average life to maturity of each fund's portfolio is 120 days.

In response to liquidity needs or unusual market conditions, the Acquiring Fund, like the Fund, may hold all or a significant portion of its total assets in cash for temporary defensive purposes.  This may result in a lower current yield and prevent a fund from achieving its investment objective.

Each fund is a "diversified" fund, which means that it will not, with respect to 75% of its total assets, invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies, and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities).

The Fund is a corporation organized under the laws of the State of Maryland.  The Acquiring Fund also is a corporation organized under the laws of the State of Maryland.  The rights of each fund's shareholders are governed by the respective fund's Charter and By-Laws, and applicable Maryland law.  As such, the rights of each fund's shareholders are substantially similar.

Investment Risks.  Because the Acquiring Fund and the Fund are money market funds with substantially similar investment objectives and investment management policies, the principal risks associated with an investment in the Acquiring Fund and the Fund are substantially similar.  An investment in the Acquiring Fund, as well as in the Fund, is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Although each fund seeks to preserve the value of a shareholder's investment at $1.00 per share, it is possible to lose money by investing in either fund.  Each fund's yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.  Additionally, while each fund has maintained a constant share price since its inception, and will continue to try to do so, neither Dreyfus nor its affiliates are required to make a capital infusion, enter into a capital support agreement or take other actions to prevent either fund's share price from falling below $1.00.

The following are the principal risks that could reduce the Acquiring Fund's or the Fund's income level and/or share price:

•
Interest rate risk.  This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates.  A sharp and unexpected rise in interest rates could cause a money market fund's share price to drop below a dollar.  A low interest rate environment may prevent the Acquiring Fund or the Fund from providing a positive yield or paying fund expenses out of fund assets and could impair the respective fund's ability to maintain a stable net asset value.

•
Government securities risk.  Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury.  Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer.  Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by Acquiring Fund or the Fund does not apply to the market value of such security or to shares of the respective fund itself.

•
U.S. Treasury securities risk.  A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity.

•
Liquidity risk.  When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value.  In such a market, the value of such securities may fall dramatically, potentially impairing a fund's ability to maintain a stable net asset value, even during periods of declining interest rates.  Also, during such periods, redemptions by a few large investors in the fund may impair the fund's ability to maintain a stable net asset value and adversely affect remaining fund shareholders.

•	Repurchase agreement counterparty risk. The risk that a counterparty in a repurchase agreement could fail to honor the terms of its agreement.

•
Credit risk.  Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a security, can cause the security's price to fall.  Although each fund invests only in high quality debt securities, any of the Fund's or the Acquiring Fund's holdings could have its credit rating downgraded or could default.  The credit quality and prices of the securities held by the Fund or the Acquiring Fund can change rapidly in certain market environments, and the default or a significant price decline of a single holding could impair the Fund's or the Acquiring Fund's ability to maintain a stable net asset value.

•
Banking industry risk.  The risks generally associated with concentrating investments in the banking industry, such as interest rate risk, credit risk, and regulatory developments relating to the banking industry.

•
Foreign investment risk.  The risks generally associated with dollar-denominated foreign investments, such as economic and political developments, seizure or nationalization of deposits, imposition of taxes or other restrictions on payment of principal and interest.

•
Municipal securities risk.  The amount of public information available about municipal securities is generally less than that for corporate equities or bonds.  Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of a fund's investments in municipal securities.  Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue.  Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which the Fund and the Acquiring Fund invest may have an impact on the respective fund's ability to maintain a stable net asset value.

•
Regulatory risk.  The Commission has adopted amendments to the rules governing money market funds that may change the way that the funds, and similar money market funds, operate.  Under the amended rules, as of October 14, 2016, the share price of money market funds that will be designated as "institutional prime" or "institutional municipal" type money funds would fluctuate and, as a result, shares of those funds when sold may be worth more or less than their original purchase price.  In addition, as of October 14, 2016, all prime and all municipal money market funds become subject to a regime of liquidity fees imposed upon the sale of their shares or the temporary suspension of redemptions, in each case triggered (and subject to board determination) by the percentage of a fund's weekly liquid assets falling below certain minimums as defined in amended Rule 2a-7.  The amendments impose additional regulatory and reporting requirements on all money market funds, which generally are expected to be implemented by the funds by April 14, 2016.  As a result of the amendments, additional expenses may be incurred by the funds.

Fees and Expenses.  Under its agreement with Dreyfus, the Acquiring Fund has agreed to pay Dreyfus a management fee at the annual rate of 0.50% of the value of the Acquiring Fund's average daily net assets up to $1.5 billion, 0.48% of the value of the Acquiring Fund's average daily net assets from $1.5 billion to $2 billion, 0.47% of the value of the Acquiring Fund's average daily net assets from $2 billion to $2.5 billion, and 0.45% of the value of the Acquiring Fund's average daily net assets over $2.5 billion.  The Acquiring Fund's net assets ($772 million as of February 28, 2015) are significantly below the level at which a breakpoint would be triggered and, consequently, the contractual management fee currently payable by the Acquiring Fund to Dreyfus is 0.50% of the value of the Acquiring Fund's average daily net assets.  Under its agreement with Dreyfus, the Fund has agreed to pay Dreyfus a management fee at the annual rate of 0.50% of the value of the Fund's average daily net assets.  In addition, it currently is anticipated that Class Z shares of the Acquiring Fund will have a lower total annual expense ratio than the Fund (without reflecting the fees waived and/or expenses reimbursed by Dreyfus pursuant to a voluntary undertaking to maintain a yield floor for the Acquiring Fund and the Fund), based on expenses of the funds as of each fund's most recent fiscal year end, and the estimated expenses for the Acquiring Fund's Class Z shares.

The fees and expenses set forth in the table below for the Fund are as of its fiscal year ended October 31, 2014 and for the Acquiring Fund are as of its fiscal year ended December 31, 2014.  The "Pro Forma After Reorganization" operating expenses information set forth in the table below is based on the fees and expenses of each fund, as of the fiscal year ends noted above, and the estimated expenses for the Acquiring Fund's Class Z shares, as adjusted showing the effect of the consummation of the Reorganization.  Dreyfus has undertaken to reimburse expenses of the Fund and the Acquiring Fund to maintain current yields at certain levels.  As to each fund, such undertaking is voluntary and may be terminated at any time.  The total annual fund operating expenses in the table below do not reflect this undertaking for either fund.  Neither fund charges any sales loads, redemption fees or exchange fees.  Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the amount of income available for distribution to shareholders.

Annual fund operating expenses
(expenses that you pay each year
as a percentage of the value of your investment):

	Dreyfus Worldwide Dollar Money Market Fund, Inc.		Dreyfus Liquid Assets, Inc. Class Z Shares		Pro Forma After Reorganization Dreyfus Liquid Assets, Inc. Class Z Shares
Management fees	0.50%		0.50%		0.50%
Other expenses (including shareholder services fees)	0.56%		0.50	%2	0.50	%2
Total annual fund operating expenses	1.06	%1	1.00	%3	1.00	%4
______________
1	If Dreyfus' current voluntary expense reimbursement was reflected, total annual fund operating expenses for the Fund would have been 0.16%.

2	"Other expenses" for the Acquiring Fund's Class Z shares are based on estimated amounts for the current fiscal year.

3
If Dreyfus' current voluntary expense reimbursement was reflected, total annual fund operating expenses for Class Z shares of the Acquiring Fund would have been 0.16%, as all of the assets of the Acquiring Fund's Class Z shares would have consisted of the assets of the Fund.

4
If Dreyfus' current voluntary expense reimbursement was reflected, total annual fund operating expenses for Class Z shares of the Pro Forma combined fund would have been 0.16%, as all of the assets of the Pro Forma combined fund's Class Z shares would have consisted of the assets of the Fund.

Example

The Example below is intended to help you compare the cost of investing in the Fund and the Acquiring Fund.  The Example assumes that you invest $10,000 in the respective fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the respective fund's operating expenses remain the same.  The Example is based on the operating expenses of the funds, as of the respective fiscal year ends noted above.  The "Pro Forma After Reorganization" Example shows the effect of the consummation of the Reorganization of the Fund and the Acquiring Fund.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Dreyfus Worldwide Dollar Money Market Fund, Inc.	$108	$337	$585	$1,294

Dreyfus Liquid Assets, Inc. Class Z Shares	$102	$318	$552	$1,225

Pro Forma After Reorganization Dreyfus Liquid Assets, Inc. Class Z Shares	$102	$318	$552	$1,225

Past Performance.  The bar charts and tables below illustrate the risks of investing in the Acquiring Fund and the Fund.  The bar chart for the Acquiring Fund shows the changes in the performance of the Acquiring Fund's Class 1 shares from year to year, and the bar chart for the Fund shows the changes in the performance of the Fund's shares from year to year.  The table for each fund shows the average annual total returns of the respective fund's shares over time.  Past performance (before and after taxes) is not necessarily an indication of how the Acquiring Fund or the Fund will perform in the future.  More recent performance information is available at www.dreyfus.com.

Since Class Z shares of the Acquiring Fund are new, past performance information is not available for Class Z shares of the Acquiring Fund as of the date of this Prospectus/Information Statement.  There will be no exchange of Class 1 shares of the Acquiring Fund in the Reorganization; however, except to the extent Class 1 shares and Class Z shares may have different expenses, Class Z shares of the Acquiring Fund should have substantially similar annual returns to those of Class 1 shares of the Acquiring Fund because each class will be invested in the same portfolio of securities.

Dreyfus Liquid Assets, Inc. — Class 1 Shares
Year-by-year total returns as of 12/31 each year (%)

+2.62	+4.45	+4.76	+2.58	+0.14	0.00	0.00	0.00	0.00	0.00
'05	'06	'07	'08	'09	'10	'11	'12	'13	'14

Best Quarter:	Q4 '06	+1.19%
Worst Quarter:	Q4 '14	0.00%

The year-to-date total return of the Acquiring Fund's Class 1 shares as of 3/31/15 was 0.00%.

Dreyfus Liquid Assets, Inc. Average annual total returns as of 12/31/14
Share Class	1 Year	5 Years	10 Years
Class 1 Shares	0.00%	0.00%	1.44%

For the Acquiring Fund's current yield, call toll-free 1-800-DREYFUS.

Dreyfus Worldwide Dollar Money Market Fund, Inc.
Year-by-year total returns as of 12/31 each year (%)

+2.50	+4.39	+4.68	+2.42	+0.15	0.00	0.00	0.00	0.00	0.00
'05	'06	'07	'08	'09	'10	'11	'12	'13	'14

Best Quarter:	Q3 '06	+1.16%
Worst Quarter:	Q4 '14	0.00%

The year-to-date total return of the Fund's shares as of 3/31/15 was 0.00%.

Dreyfus Worldwide Dollar Money Market Fund, Inc. Average annual total returns as of 12/31/14
1 Year	5 Years	10 Years
0.00%	0.00%	1.40%

For the Fund's current yield, call toll-free 1-800-DREYFUS.

Investment Adviser.  The investment adviser for the Fund and the Acquiring Fund is Dreyfus, located at 200 Park Avenue, New York, New York 10166.  Founded in 1947, Dreyfus manages approximately $253 billion in 173 mutual fund portfolios.  A discussion regarding the basis for the Acquiring Fund's Board of Directors approving the Acquiring Fund's management agreement with Dreyfus is available in the Acquiring Fund's Annual Report for the fiscal year ended December 31, 2014.  Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation ("BNY Mellon"), a global financial services company focused on helping clients manage and service their financial assets, operating in 35 countries and serving more than 100 markets.  BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace.  BNY Mellon has $28.5 trillion in assets under custody and administration and $1.74 trillion in assets under management.  BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation.  BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies.  Additional information is available at www.bnymellon.com.

Board Members.  The Acquiring Fund and the Fund have the same Board members.  A majority of the Board members of the Acquiring Fund and the Fund are not "interested persons" (as defined in the 1940 Act) of the Acquiring Fund or the Fund ("Independent Board Members").

Primary Portfolio Manager.  Patricia A. Larkin, Chief Investment Officer of Money Market Fund Strategies for CIS, a division of Dreyfus, serves as primary portfolio manager of the Acquiring Fund and the Fund.  Ms. Larkin will continue to serve as the combined fund's primary portfolio manager after the Reorganization.

Independent Registered Public Accounting Firm.  Ernst & Young LLP is the independent registered public accounting firm for the Acquiring Fund and the Fund.

Capitalization.  The Fund has classified its shares into one class of shares of common stock.  The Acquiring Fund has classified its shares into three classes—Class 1 shares, Class 2 shares and Class Z shares of common stock.  There will be no exchange in the Reorganization of Class 1 shares or Class 2 shares of the Acquiring Fund.  Class Z shares are new and have been authorized by the Acquiring Fund's Board to be issued to Fund shareholders in connection with the Reorganization.  The following table sets forth, as of December 31, 2014, (1) the capitalization of the Fund's shares, (2) the capitalization of the Acquiring Fund's Class Z shares and (3) the pro forma capitalization of the Acquiring Fund's Class Z shares, as adjusted showing the effect of the Reorganization had it occurred on such date.

	Dreyfus Worldwide Dollar Money Market Fund, Inc.	Dreyfus Liquid Assets, Inc. Class Z Shares	Pro Forma After Reorganization Dreyfus Liquid Assets, Inc. Class Z Shares
Total net assets	$218,669,642	$0	$218,669,642
Net asset value per share	$1.00	N/A	$1.00
Shares outstanding	218,714,389	None	218,714,389

As of December 31, 2014, the Acquiring Fund's total net assets (attributable to Class 1 shares and Class 2 shares (Class Z shares are new and had no assets as of such date)) and the Fund's total net assets were $788,048,126 and $218,669,642, respectively.  Each share has one vote.  Shares have no preemptive or subscription rights and are freely transferable.  All share classes of the Acquiring Fund invest in the same portfolio of securities, but the classes are subject to different charges and expenses.

Purchase Procedures.  The purchase procedures of the Acquiring Fund and the Fund and the automatic investment services they offer are substantially similar.  The price for Class Z shares of the Acquiring Fund and for shares of the Fund is the net asset value per share, which is generally calculated at 5:00 p.m. Eastern time on days the New York Stock Exchange or the respective fund's transfer agent is open for regular business.  Shares of each fund are priced at the fund's next net asset value calculated after an order is received in proper form by the fund's transfer agent or other authorized entity.  After the Reorganization, Class Z shares of the Acquiring Fund generally will be offered only to shareholders of the Fund who receive Class Z shares in the Reorganization, and who purchase such shares directly through MBSC Securities Corporation (the "Distributor"), each fund's distributor, for fund accounts maintained with the Distributor.  In addition, certain broker dealers and other financial institutions maintaining accounts with the Fund at the time of the Reorganization would be able to purchase Class Z shares of the Acquiring Fund on behalf of qualified retirement plans and "sweep accounts."  See the relevant fund's Prospectus and Statement of Additional Information for a more detailed discussion of the fund's purchase procedures.

Management currently anticipates that the Acquiring Fund will continue to seek to maintain a stable $1.00 price per share following the effective date of new rules adopted by the Commission for money market funds.  To be permitted to do so, the Acquiring Fund will not accept any new investments by institutional or "non-natural" persons, including new investments by non-natural persons that are the beneficial owners of Acquiring Fund shares, after the date the Acquiring Fund implements changes in accordance with the new rules adopted by the Commission.  Currently, the Fund and the Acquiring Fund have non-natural persons as part of their shareholder bases.  Shareholders of the Acquiring Fund who are non-natural persons would be permitted to remain in the Acquiring Fund, but would not be permitted to make new investments after the date the Acquiring Fund implements changes in accordance with the new rules.

Shareholder Services Plan.  Class Z shares of the Acquiring Fund and shares of the Fund are each subject to a Shareholder Services Plan pursuant to which each fund reimburses the Distributor for certain allocated expenses of providing personal services and/or maintaining shareholder accounts in an amount not to exceed 0.25% of the value of its average daily net assets attributable to such shares.  See the relevant fund's Prospectus and Statement of Additional Information for a further discussion of the fund's Shareholder Services Plan.

Redemption Procedures.  The redemption procedures of the Acquiring Fund and the Fund are the same.  Shares are sold at the respective fund's next net asset value calculated after an order is received in proper form by the fund's transfer agent or other authorized entity.  See the relevant fund's Prospectus and Statement of Additional Information for a more detailed discussion of the fund's redemption procedures.

Shareholder Services.  The shareholder services offered by the Acquiring Fund and the Fund are the same.  Except as provided below, the privileges you currently have on your Fund account will transfer automatically to your account with the Acquiring Fund.  See the relevant fund's Prospectus and Statement of Additional Information for a further discussion of the shareholder services offered by the fund.

While you will continue to have the same privileges as a holder of Class Z shares of the Acquiring Fund as you previously did as a shareholder of the Fund, please note that if you participated in Dreyfus Government Direct Deposit or made incoming wire transactions or other incoming Automated Clearing House ("ACH") transactions to your Fund account, you will need to update your incoming ACH and/or wiring instructions with new information with respect to Class Z shares of the Acquiring Fund in order to continue these services.  In addition, if you had the Checkwriting Privilege on your Fund account, you will receive under separate cover a checkbook reflecting your new account number with respect to Class Z shares of the Acquiring Fund.  When you receive this checkbook, please begin using the new checks immediately.  While any outstanding checks written during the 30-day grace period after the Closing Date will be honored, it is important that you destroy any unused checks assigned to your prior Fund account number.

Distributions.  The dividends and distributions policies of the Acquiring Fund and the Fund are the same.  Each fund ordinarily declares dividends from its net investment income on each day the New York Stock Exchange or the transfer agent is open for regular business.  The Acquiring Fund and the Fund usually pay dividends on the last calendar day of each month, which are automatically reinvested in additional shares of the relevant fund at net asset value or, at the investor's option, paid in cash.  Distributions from net realized capital gains, if any, generally are declared and paid once a year, but each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act.  The actual amount of dividends paid per share by the Acquiring Fund and the Fund is different.  See the relevant fund's Prospectus and Statement of Additional Information for a further discussion of the fund's dividends and distributions policies.

REASONS FOR THE REORGANIZATION

Since last July, when the Commission issued new rules for money market funds, including the Fund and the Acquiring Fund, management of Dreyfus has conducted an ongoing review of the Commission's new rules, the investment needs and preferences of fund shareholders and Dreyfus' current money market fund offerings.  As a result of that review and in light of the changing regulatory landscape, Dreyfus is seeking to align its fund offerings with shareholders' needs and preferences through a broad series of changes, including plans to amend the investment management policies of certain Dreyfus-managed money market funds and proposals to convert several Dreyfus-managed prime money market funds to government money market funds.  Additionally, Dreyfus is proposing to consolidate several funds that have similar investment strategies.

As part of the broader set of changes being proposed by Dreyfus for its current money market fund offerings as described above, management of Dreyfus recommended to the Fund's Board and to the Acquiring Fund's Board that the Fund be consolidated with the Acquiring Fund.  Dreyfus believes that the Reorganization of the Fund, along with the other changes summarized above, will simplify and streamline its money market fund offerings and make it easier for shareholders to select a fund or class that meets their needs.  The Fund's Board and the Acquiring Fund's Board have concluded, with respect to the Fund and the Acquiring Fund, respectively, that the Reorganization is in the best interests of the Fund and the Acquiring Fund, respectively.  In reaching this conclusion, the Fund's Board determined that reorganizing the Fund into the Acquiring Fund, which also is managed by Dreyfus and has a substantially similar investment objective and substantially similar investment management policies as those of the Fund, offers potential benefits to Fund shareholders.  These potential benefits include permitting Fund shareholders to pursue the same investment goals in a larger combined fund with a comparable performance record to that of the Fund and, with respect to the Acquiring Fund's Class Z shares, is expected to have a lower total annual expense ratio than the Fund, without diluting such shareholders' interests.  As of February 28, 2015, the Acquiring Fund had net assets of approximately $772 million and the Fund had net assets of approximately $215 million.  By combining the Fund with the Acquiring Fund, the Reorganization also should enable Fund shareholders to benefit from the spreading of fixed costs across a larger asset base, which may result in a reduction of shareholder expenses, permitting Dreyfus to more efficiently manage the larger combined fund's portfolio through various measures, including trade orders and executions, and also permitting the funds' service providers—including Dreyfus—to operate and service a single fund (and its shareholders), instead of having to operate and service both funds with similar shareholder bases.  As a result, management recommended to the Fund's Board that the Fund be consolidated with the Acquiring Fund.

The Acquiring Fund's Board considered that the Reorganization presents an opportunity for the Acquiring Fund to acquire substantial investment assets without the obligation to pay transaction costs that a fund normally incurs when purchasing securities.  This opportunity provides an economic benefit to the Acquiring Fund.  Increasing the Acquiring Fund's assets also may benefit Dreyfus because such increase in assets may reduce the amount of fees and expenses Dreyfus has voluntarily agreed to waive or reimburse to maintain the Acquiring Fund's current yields at certain levels.

In determining whether to approve the Reorganization, the Board of the Fund and the Acquiring Fund considered the following factors:  (1) the compatibility of the Fund's and the Acquiring Fund's investment objectives, management policies and restrictions, as well as shareholder services offered by the Fund and the Acquiring Fund; (2) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests; (3) information regarding the fees and expenses, including the total annual expense ratios, of the Fund and the Acquiring Fund, as well as the estimated total annual expense ratio of the combined fund; (4) the relative performance of the Fund and the Acquiring Fund; (5) the tax consequences of the Reorganization; and (6) that the costs to be incurred by the Fund and the Acquiring Fund in connection with the Reorganization would be borne by Dreyfus and not the Fund or the Acquiring Fund.

For the reasons described above, the Fund's Board and the Acquiring Fund's Board, each of which is comprised of a majority of Independent Board Members, approved the Reorganization.

INFORMATION ABOUT THE REORGANIZATION

Agreement and Plan of Reorganization.  The following summary of the Plan is qualified in its entirety by reference to the Plan attached to this Prospectus/Information Statement as Exhibit A.  The Plan provides that the Acquiring Fund will acquire all of the assets of the Fund in exchange solely for Class Z shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities on the Closing Date.  The number of Class Z shares of the Acquiring Fund to be issued to the Fund will be determined on the basis of the relative net asset value per share and aggregate net assets of the Fund and Class Z shares of the Acquiring Fund, computed as of 5:00 p.m., Eastern time, on the Closing Date.  Portfolio securities of the Fund and the Acquiring Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are the same as those of the Fund and are described in the relevant fund's Prospectus and Statement of Additional Information.

On or before the Closing Date, the Fund will declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to Fund shareholders all of the Fund's previously undistributed investment company taxable income, if any, for the tax periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax periods ending on or before the Closing Date, and all of its previously undistributed net capital gain, if any, realized in the tax periods ending on or before the Closing Date (after reduction for any capital loss carryforwards).  Any such distribution will be taxable to Fund shareholders.

As soon as conveniently practicable after the Closing Date, the Fund will liquidate and distribute pro rata to its shareholders of record, as of the close of business on the Closing Date, the Acquiring Fund Class Z shares received by it in the Reorganization.  Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Fund shareholder, each account being credited with the respective pro rata number of Acquiring Fund Class Z shares due to the shareholder.  After such distribution and the winding up of its affairs, the Fund will cease operations and will be dissolved under Maryland law.  After the Closing Date, any outstanding certificates representing Fund shares will be canceled and the Acquiring Fund shares distributed to the Fund's shareholders of record will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares.

Under applicable legal and regulatory requirements, none of the Fund's shareholders will be entitled to exercise objecting shareholders' appraisal rights (i.e., to demand the fair value of their shares in connection with the Reorganization).  Therefore, shareholders will be bound by the terms of the Reorganization under the Plan.  However, any Fund shareholder may redeem his or her Fund shares prior to the Reorganization without the imposition of any charges or fees.  Completion of the Reorganization is subject to certain conditions set forth in the Plan, some of which may be waived by the Fund's Board or the Acquiring Fund's Board.  The Plan also may be amended prior to the Reorganization by the Fund's Board and the Acquiring Fund's Board.  The Fund's Board or the Acquiring Fund's Board may terminate the Plan at any time prior to the Closing Date if circumstances should develop that, in the opinion of the respective Board, make proceeding with the Reorganization inadvisable.

The total expenses of the Reorganization, largely those for legal, accounting and printing expenses, are expected to be approximately $145,000, which will be borne by Dreyfus.  The Fund and the Acquiring Fund, however, will bear their respective portfolio transaction costs whether or not associated with the Reorganization.

Federal Income Tax Consequences.  The exchange of Fund assets for Acquiring Fund Class Z shares, the Acquiring Fund's assumption of the Fund's stated liabilities, and the Fund's distribution of those shares to Fund shareholders are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code.  As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive the opinion of Stroock & Stroock & Lavan LLP, counsel to the Fund, the Acquiring Fund and the Independent Board Members, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes:  (1) the transfer of all of the Fund's assets to the Acquiring Fund in exchange solely for Acquiring Fund Class Z shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Class Z shares pro rata to Fund shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code, and each of the Fund and the Acquiring Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Fund's assets in exchange solely for Acquiring Fund Class Z shares and the assumption by the Acquiring Fund of the Fund's stated liabilities pursuant to the Reorganization; (3) no gain or loss will be recognized by the Fund upon the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Class Z shares and the assumption by the Acquiring Fund of the Fund's stated liabilities or upon the distribution of those Acquiring Fund Class Z shares to Fund shareholders in exchange (whether actual or constructive) for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (4) no gain or loss will be recognized by Fund shareholders upon the exchange of their Fund shares for Acquiring Fund Class Z shares pursuant to the Reorganization; (5) the aggregate tax basis for the Acquiring Fund Class Z shares received by each Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis for the Fund shares held by such Fund shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Class Z shares received by each Fund shareholder will include the period during which the Fund shares exchanged therefor were held by such Fund shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (6) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each Fund asset in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund (except where the Acquiring Fund's investment activities have the effect of reducing or eliminating a Fund asset's holding period).

The Fund and the Acquiring Fund have not sought a tax ruling from the Internal Revenue Service ("IRS").  The opinion of counsel is not binding on the IRS, nor does it preclude the IRS from adopting a contrary position.  Fund shareholders should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances.  Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Capital Loss Carryforwards.  As of the Fund's fiscal year ended October 31, 2014, the Fund had unused capital loss carryforwards of approximately $44,745.  All of these capital loss carryforwards would expire on October 31, 2017, but, as a result of the Reorganization, they will expire on December 31, 2016.  It is currently contemplated that the Acquiring Fund would be able to use approximately $40,600 of the Fund's net capital loss carryforwards to offset certain realized gains and, therefore, some of the Fund's net capital loss carryforwards may expire unused as a result of the Reorganization.

Sale of Portfolio Securities.  As the funds are both money market funds managed in accordance with Rule 2a-7 under the 1940 Act and have a substantially similar investment objective and substantially similar investment management policies, there is no current expectation that the Fund's portfolio securities will be sold in connection with the Reorganization.  The Fund, the Acquiring Fund and the combined fund may buy and sell securities in the normal course of their operations, the transaction costs for which would be borne by the respective fund.  Any sales of portfolio securities by a fund will be subject to any restrictions imposed by the Code with respect to the tax-free nature of the Reorganization.

The Fund, the Acquiring Fund and the combined fund also may buy and sell securities in the normal course of their operations, the transaction costs for which would be borne by the respective fund.  Any sales of portfolio securities by a fund will be subject to any restrictions imposed by the Code with respect to the tax-free nature of the Reorganization.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE FUND

Information about the Acquiring Fund is incorporated by reference into this Prospectus/Information Statement from the Acquiring Fund's Prospectus, forming a part of the Acquiring Fund's Registration Statement on Form N-1A (File No. 2-49073).  Information about the Fund is incorporated by reference into this Prospectus/Information Statement from the Fund's Prospectus, forming a part of the Fund's Registration Statement on Form N-1A (File No. 33-26830).

The Fund and the Acquiring Fund are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission.  Reports, proxy statements and other information filed by the Fund and the Acquiring Fund may be inspected and copied at the Public Reference Facilities of the Commission at 100 F Street, N.E., Washington, D.C. 20549.  Text-only versions of fund documents can be viewed on-line or downloaded from www.sec.gov or www.dreyfus.com.  Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

Ownership of Shares.  To the knowledge of the Fund, there were no persons owning as of April 30, 2015, either of record or beneficially, 5% or more of the outstanding shares of the Fund.  As Class Z shares of the Acquiring Fund are newly authorized and will not be offered until consummation of the Reorganization, no Class Z shares were issued and outstanding as of April 30, 2015.

As of April 30, 2015, Board members and officers of the Fund and the Acquiring Fund, as a group, owned less than 1% of the Fund's or the Acquiring Fund's outstanding shares, respectively.

FINANCIAL STATEMENTS AND EXPERTS

The audited financial statements of the Fund for its fiscal year ended October 31, 2014 and the audited financial statements of the Acquiring Fund for its fiscal year ended December 31, 2014 have been incorporated herein by reference in reliance upon the reports of Ernst & Young LLP, independent registered public accounting firm for the Fund and the Acquiring Fund, given on their authority as experts in accounting and auditing.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION dated as of April 30, 2015 (the "Agreement"), among DREYFUS WORLDWIDE DOLLAR MONEY MARKET FUND, INC. (the "Fund"), a Maryland corporation, DREYFUS LIQUID ASSETS, INC. (the "Acquiring Fund"), a Maryland corporation, and, with respect to Section 9.3 of the Agreement, THE DREYFUS CORPORATION ("Dreyfus").

This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of the regulations under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code").  The reorganization will consist of the transfer of all of the assets of the Fund to the Acquiring Fund in exchange solely for the Acquiring Fund's Class Z shares (the "Acquiring Fund Shares") of common stock, par value $.001 per share, and the assumption by the Acquiring Fund of the liabilities of the Fund as described herein, and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the "Reorganization").

WHEREAS, the Fund is a registered, open-end management investment company, and the Acquiring Fund is a registered, open-end management investment company, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, both the Fund and the Acquiring Fund are authorized to issue their shares of common stock;

WHEREAS, the Fund's Board has determined that the Reorganization is in the best interests of the Fund and that the interests of the Fund's existing shareholders will not be diluted as a result of the Reorganization; and

WHEREAS, the Acquiring Fund's Board has determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of the Reorganization:

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

1.	THE REORGANIZATION.

1.1           Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, as set forth in paragraph 1.2, free and clear of all liens, encumbrances and claims whatsoever.  The Acquiring Fund agrees in exchange therefor (a) to deliver to the Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (b) to assume the stated liabilities of the Fund, as set forth in paragraph 1.3.  Such transactions shall take place at the closing (the "Closing") as of the close of business on the closing date (the "Closing Date"), provided for in paragraph 3.1.  In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.

1.2           The assets of the Fund to be acquired by the Acquiring Fund shall consist of all assets, including, without limitation, all portfolio securities, cash, cash equivalents, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends or interest and other receivables) and other assets belonging to the Fund, and any deferred or prepaid expenses, reflected on an unaudited statement of assets and liabilities of the Fund approved by Dreyfus, as of the Valuation Date (as defined in paragraph 2.1), in accordance with U.S. generally accepted accounting principles ("GAAP") consistently applied from the Fund's prior audited period (the "Assets").

1.3           The Fund will endeavor to identify and, to the extent practicable, discharge all of its known liabilities and obligations before the Closing Date.  The Acquiring Fund shall assume the liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund approved by Dreyfus, as of the Valuation Date, in accordance with GAAP consistently applied from the Fund's prior audited period.  The Acquiring Fund shall assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

1.4           Delivery of the Fund's Assets shall be made on the Closing Date to The Bank of New York Mellon, One Wall Street, New York, New York 10286, the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims.  All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

1.5           The Fund will pay or cause to be paid to the Acquiring Fund any dividends and interest received on or after the Closing Date with respect to Assets transferred to the Acquiring Fund hereunder.  The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred.  Such assets shall be deemed included in the Assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

1.6           As soon after the Closing Date as is conveniently practicable, the Fund will distribute pro rata to Fund shareholders of record, determined as of the close of business on the Closing Date ("Fund Shareholders"), the Acquiring Fund Shares received by the Fund pursuant to paragraph 1.1, and will completely liquidate and, promptly thereafter, terminate in accordance with applicable laws of the State of Maryland and federal securities laws.  Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders.  All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund and will be null and void.  Acquiring Fund Shares distributed to Fund Shareholders will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares; the Acquiring Fund will not issue share certificates in the Reorganization.

1.7           Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent.  Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

1.8           Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.9           Any reporting responsibility of the Fund, including the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund's existence is terminated.

1.10         As soon as practicable after the Closing Date, the Fund shall provide the Acquiring Fund with copies of all books and records that pertain to the Fund that the Acquiring Fund is required to maintain under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules of the Commission thereunder.

2.	VALUATION.

2.1           The value of the Fund's Assets to be acquired, and the amount of the Fund's liabilities to be assumed, by the Acquiring Fund hereunder shall be computed as of 5:00 p.m., Eastern time, on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Fund's Articles of Restatement, as amended (the "Acquiring Fund's Charter"), and the then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund, or such other valuation procedures as shall be mutually agreed upon by the parties hereto.

2.2           The value of the Fund's Assets and the net asset value of an Acquiring Fund Share shall be based on the amortized cost valuation procedures that have been adopted by the Fund's Board and the Acquiring Fund's Board, respectively.  Any provision in this Agreement to the contrary notwithstanding, if on the Valuation Date the difference between the net asset value per share of (i) either the Fund's shares or the Acquiring Fund Shares, respectively, using (a) the amortized cost value and (b) the shadow market value or (ii) the Fund's shares and the Acquiring Fund Shares using the shadow market value, equals or exceeds $.0025, either party shall have the right to postpone the Closing Date until such time as the per share difference is less than $.0025 or terminate this Agreement and the transactions contemplated hereby.  For purposes of the preceding sentence, the shadow market net asset value of the Fund's shares and the Acquiring Fund Shares shall be computed by using available market quotations (or an appropriate substitute that reflects current market conditions) in accordance with the policies and procedures established by the Acquiring Fund (or as otherwise mutually determined by the Fund's Board and the Acquiring Fund's Board).

2.3           The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Fund's net assets shall be determined by dividing the value of the net assets of the Fund, determined using the same valuation procedures referred to in paragraphs 2.1 and 2.2 by the net asset value of one Acquiring Fund Share, determined in accordance with paragraph 2.2.

2.4           All computations of value shall be made in accordance with the regular practices of Dreyfus as fund accountant for the Fund and the Acquiring Fund.

3.	CLOSING AND CLOSING DATE.

3.1           The Closing Date shall be September 18, 2015, or such other date as the parties, through their duly authorized officers, may mutually agree.  All acts taking place at the Closing shall be deemed to take place simultaneously on the Closing Date unless otherwise provided.  The Closing shall be held at 5:00 p.m., Eastern time, at the offices of Dreyfus, 200 Park Avenue, 7th Floor, New York, New York, or such other time and/or place as the parties may mutually agree.

3.2           The Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Fund's Assets have been delivered in proper form to the Acquiring Fund on the Closing Date.  The Fund's portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or with a permitted counterparty or futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered to the Custodian as of the Closing Date by book entry, in accordance with the customary practices of the Custodian.  The cash to be transferred by the Fund shall be delivered to the Custodian for the account of the Acquiring Fund by wire transfer of federal funds on the Closing Date.

3.3           If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as the parties hereto may agree.

3.4           The Fund's transfer agent shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing.  The Acquiring Fund's transfer agent shall issue and deliver to the Fund's Secretary a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Fund that such Acquiring Fund Shares have been credited to the Fund's account on the books of the Acquiring Fund.

3.5           At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

3.6           If the Fund is unable to make delivery to the Custodian pursuant to paragraph 3.2 of any of the Assets for the reason that any of such Assets have not yet been delivered to the Fund by the Fund's broker, dealer or other counterparty, then, in lieu of such delivery, the Fund shall deliver with respect to said Assets executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Custodian, including broker confirmation slips.

4.	REPRESENTATIONS AND WARRANTIES.

4.1        The Fund represents and warrants to the Acquiring Fund as follows:

 (a)  The Fund is a corporation duly organized and validly existing under the laws of the State of Maryland, and has the power to carry out its obligations under this Agreement.

 (b)  The Fund is registered under the 1940 Act as an open-end management investment company, and the Fund's shares are registered under the Securities Act of 1933, as amended (the "1933 Act"), and such registrations have not been revoked or rescinded and are in full force and effect.  The Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

 (c)  The current prospectus and statement of additional information of the Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

 (d)  The Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Fund's Articles of Incorporation, as amended (the "Fund's Charter"), or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Fund is a party or by which the Fund is bound, nor will the execution, delivery and performance of this Agreement by the Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Fund is a party or by which the Fund is bound.

 (e)  The Fund has no material contracts or other commitments that will be terminated with liability to the Fund on or prior to the Closing Date.

 (f)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and by state securities laws.

 (g)  No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Fund's knowledge threatened against the Fund or any of the Fund's properties or assets which, if adversely determined, would materially and adversely affect the Fund's financial condition or the conduct of the Fund's business.  The Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Fund's business or the Fund's ability to consummate the transactions contemplated herein.

 (h)  The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Statements of Investments (indicating their fair value) of the Fund for each of the Fund's five fiscal years ended October 31, 2014 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein.

 (i)  Since October 31, 2014, there has not been any material adverse change in the Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraphs 1.3 and 4.1(h) hereof.

 (j)  At the Closing Date, all federal and other tax returns and reports of the Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Fund no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns.

 (k)  For each taxable year of its operation (including the taxable year ending on the Closing Date), the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

 (l)  All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund.  All of the issued and outstanding shares of the Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of its transfer agent as provided in paragraph 3.4.  The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund's shares, nor is there outstanding any security convertible into any of the Fund's shares.

 (m)  On the Closing Date, the Fund will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver the Assets to be transferred by it hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring Fund.

 (n)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Fund's Board and this Agreement will constitute the valid and legally binding obligation of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

 (o)  The information to be furnished by the Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

 (p)  The Registration Statement on Form N-14 and the Prospectus/Information Statement contained therein, as amended or supplemented (the "Registration Statement"), as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, conform and will conform, as it relates to the Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and do not and will not include, as it relates to the Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

4.2       The Acquiring Fund represents and warrants to the Fund as follows:

(a)  The Acquiring Fund is a corporation duly organized and validly existing under the laws of the State of Maryland, and has the power to carry out its obligations under this Agreement.

(b)  The Acquiring Fund is registered under the 1940 Act as an open-end management investment company, and the Acquiring Fund's shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect.  The Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c)  The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)  The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Acquiring Fund's Charter or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound.

(e)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the 1934 Act and the 1940 Act and by state securities laws.

(f)  No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Acquiring Fund's knowledge threatened against the Acquiring Fund or any of the Acquiring Fund's properties or assets which, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of the Acquiring Fund's business.  The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or the Acquiring Fund's ability to consummate the transactions contemplated herein.

(g)  The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Statements of Investments (indicating their fair value) of the Acquiring Fund for each of the Acquiring Fund's five fiscal years ended December 31, 2014 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates.

(h)  Since December 31, 2014, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraph 4.2(g) hereof.

(i)  At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Acquiring Fund no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns.

(j)  For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and it intends to meet such requirements for its taxable year in which the Reorganization occurs.

(k)  All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date (including the Acquiring Fund Shares to be issued pursuant to paragraph 1.1 of this Agreement) will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund.  The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(l)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Acquiring Fund's Board and this Agreement will constitute the valid and legally binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(m)  The Registration Statement, as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.  No representations and warranties in this paragraph 4.2 shall apply to statements or omissions made in reliance upon and in conformity with written information concerning the Fund furnished to the Acquiring Fund by the Fund.

(n)  No consideration other than the Acquiring Fund Shares (and the Acquiring Fund's assumption of the Fund's stated liabilities) will be issued in exchange for the Fund's Assets in the Reorganization.

(o)  The Acquiring Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Fund.

5.	COVENANTS OF THE FUND AND THE ACQUIRING FUND.

5.1           The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.

5.2           Subject to the provisions of this Agreement, the Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.3           As promptly as practicable, but in any case within sixty days after the Closing Date, the Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Fund for federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Fund's President or its Vice President and Treasurer.

5.4           The Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of the Registration Statement.

5.5           The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.6           The Fund covenants that the Fund is not acquiring the Acquiring Fund Shares to be issued hereunder for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.7           As soon as is reasonably practicable after the Closing, the Fund will make a liquidating distribution to Fund Shareholders consisting of the Acquiring Fund Shares received at the Closing.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

6.1           All representations and warranties of the Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

6.2           The Fund shall have delivered to the Acquiring Fund a statement of the Fund's assets and liabilities, together with a list of the Fund's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Fund's Treasurer.

6.3           The Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Fund's name by the Fund's President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND.

The obligations of the Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1           All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

7.2           The Acquiring Fund shall have delivered to the Fund on the Closing Date a certificate executed in the Acquiring Fund's name by the Acquiring Fund's President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Fund, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Fund shall reasonably request.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND AND THE ACQUIRING FUND.

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

8.1           On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.2           All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Fund or the Acquiring Fund, provided that either party hereto may for itself waive any of such conditions.

8.3           The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.4           The Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to Fund shareholders all of the Fund's investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods ending on or prior to the Closing Date; and all of its net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods ending on or prior to the Closing Date (after reduction for any capital loss carryforwards).

8.5           The Fund and Acquiring Fund shall have received an opinion of Stroock & Stroock & Lavan LLP substantially to the effect that based on the facts, assumptions and conditions stated herein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

   (a)  The transfer of all of the Fund's Assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Shares pro rata to Fund Shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code and each of the Fund and the Acquiring Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Fund's Assets in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities pursuant to the Reorganization; (c) no gain or loss will be recognized by the Fund upon the transfer of the Fund's Assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities or upon the distribution of those Acquiring Fund Shares to Fund Shareholders in exchange (whether actual or constructive) for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (d) no gain or loss will be recognized by Fund Shareholders upon the exchange of their Fund shares for the Acquiring Fund Shares pursuant to the Reorganization; (e) the aggregate tax basis for the Acquiring Fund Shares received by each Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by such Fund Shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Shares received by each Fund Shareholder will include the period during which the Fund shares exchanged therefor were held by such Fund Shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (f) the tax basis of each Fund Asset acquired by the Acquiring Fund will be the same as the tax basis of such Asset to the Fund immediately prior to the Reorganization, and the holding period of each Asset of the Fund in the hands of the Acquiring Fund will include the period during which that Asset was held by the Fund (except where the Acquiring Fund's investment activities have the effect of reducing or eliminating a Fund Asset's holding period).

In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement.

No opinion will be expressed as to the effect of the Reorganization on (i) the Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any Fund Shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

9.	TERMINATION OF AGREEMENT; EXPENSES.

9.1           This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of the Fund or of the Acquiring Fund, as the case may be, at any time prior to the Closing Date if circumstances should develop that, in the opinion of the party's Board, make proceeding with the Reorganization inadvisable.

9.2           If this Agreement is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Board members or officers of the Acquiring Fund or the Fund, or shareholders of the Acquiring Fund or of the Fund, as the case may be, in respect of this Agreement.

9.3           Each party acknowledges that all expenses directly incurred in connection with the Reorganization will be borne by Dreyfus.

10.	WAIVER.

At any time prior to the Closing Date, except as otherwise expressly provided, any of the foregoing conditions may be waived by the Board of the Fund or of the Acquiring Fund if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or of the Acquiring Fund, as the case may be.

11.	MISCELLANEOUS.

11.1          None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

11.2          This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof.  Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

11.3          This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Fund and the Acquiring Fund shall be governed and construed in accordance with the internal laws of the State of Maryland, without giving effect to principles of conflict of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

11.4          This Agreement may be amended only by a signed writing between the parties.

11.5          This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

11.6          This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.7          It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Board members or officers of the Fund or the Acquiring Fund, or shareholders, nominees, agents, or employees of the Fund or the Acquiring Fund personally, but shall bind only the property of the Fund or the Acquiring Fund, as the case may be, as provided in the Fund's Charter or the Acquiring Fund's Charter.  The execution and delivery of this Agreement by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Fund or the Acquiring Fund, as the case may be.

IN WITNESS WHEREOF, the Fund and the Acquiring Fund have each caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

DREYFUS WORLDWIDE DOLLAR MONEY MARKET FUND, INC.

By:	/s/ Bradley J. Skapyak
Bradley J. Skapyak,
President

ATTEST:	/s/ Jeff Prusnofsky
Jeff Prusnofsky,
Assistant Secretary

DREYFUS LIQUID ASSETS, INC.

By:	/s/ Bradley J. Skapyak
Bradley J. Skapyak,
President

ATTEST:	/s/ Jeff Prusnofsky
Jeff Prusnofsky,
Assistant Secretary
The undersigned is a party to this Agreement with respect to Section 9.3 of the Agreement

THE DREYFUS CORPORATION

By:	J. Charles Cardona
J. Charles Cardona,
President

ATTEST:	James Bitetto
James Bitetto,
Secretary

STATEMENT OF ADDITIONAL INFORMATION

JULY 1, 2015

Acquisition of the Assets of

DREYFUS WORLDWIDE DOLLAR MONEY MARKET FUND, INC.

144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144

1-800-DREYFUS

By and in Exchange for Class Z Shares of

DREYFUS LIQUID ASSETS, INC.

144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144

1-800-DREYFUS

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Information Statement dated July 1, 2015 relating specifically to the transfer of all of the assets and liabilities of Dreyfus Worldwide Dollar Money Market Fund, Inc. (the "Fund") in exchange solely for Class Z shares of Dreyfus Liquid Assets, Inc. (the "Acquiring Fund").  The transfer is to occur pursuant to an Agreement and Plan of Reorganization.  This Statement of Additional Information consists of this cover page and the following documents attached hereto:

1.
The Acquiring Fund's Statement of Additional Information dated August 1, 2014, as revised or amended September 1, 2014, September 11, 2014, October 1, 2014, December 1, 2014, February 1, 2015, February 27, 2015, March 9, 2015, April 1, 2015, May 1, 2015, June 1, 2015 and July 1, 2015.

2.	The Acquiring Fund's Annual Report for the fiscal year ended December 31, 2014.

3.
The Fund's Statement of Additional Information dated August 1, 2014, as revised or amended September 1, 2014, September 11, 2014, October 1, 2014, December 1, 2014, February 1, 2015, February 27, 2015, March 9, 2015, April 1, 2015, May 1, 2015, June 1, 2015 and July 1, 2015.

4.	The Fund's Annual Report for the fiscal year ended October 31, 2014.

5.	The Fund's Semi-Annual Report for the six-month period ended April 30, 2015.

DOCUMENTS INCORPORATED BY REFERENCE

The Acquiring Fund's Statement of Additional Information dated August 1, 2014, as revised or amended September 1, 2014, September 11, 2014, October 1, 2014, December 1, 2014, February 1, 2015, February 27, 2015, March 9, 2015, April 1, 2015, May 1, 2015, June 1, 2015 and July 1, 2015, is incorporated herein by reference to Post-Effective Amendment No. 109 to the Acquiring Fund's Registration Statement on Form N-1A, filed on June 30, 2015 (File No. 2-49073).  The financial statements of the Acquiring Fund are incorporated herein by reference to the Acquiring Fund's Annual Report for its fiscal year ended December 31, 2014, filed on March 2, 2015.

The Fund's Statement of Additional Information dated August 1, 2014, as revised or amended September 1, 2014, September 11, 2014, October 1, 2014, December 1, 2014, February 1, 2015, February 27, 2015, March 9, 2015, April 1, 2015, May 1, 2015, June 1, 2015 and July 1, 2015, is incorporated herein by reference to the definitive version thereof filed pursuant to Rule 497 under the Securities Act of 1933, as amended, on July 1, 2015 (File No. 33-26830).  The financial statements of the Fund are incorporated herein by reference to the Fund's Annual Report for its fiscal year ended October 31, 2014, filed on December 31, 2014, and the Fund's Semi-Annual Report for the fiscal period ended April 30, 2015, filed on June 30, 2015.

PRO FORMA FINANCIAL INFORMATION

At a meeting held on April 30, 2015, the Board of Directors of Dreyfus Liquid Assets, Inc. (the "Acquiring Fund") and the Board of Directors of Dreyfus Worldwide Dollar Money Market Fund, Inc. (the "Fund"), each approved an Agreement and Plan of Reorganization pursuant to which the Fund will transfer all of its assets, subject to its liabilities, to the Acquiring Fund, in exchange for a number of Class Z shares of the Acquiring Fund equal in value to the assets less liabilities of the Fund (the "Exchange").  The Acquiring Fund's Class Z shares will then be distributed to the Fund's shareholders on a pro rata basis in liquidation of the Fund.  Class Z shares of the Acquiring Fund are new and have been authorized by the Acquiring Fund's Board to be issued to Fund shareholders in connection with the Reorganization.

The Exchange will be accounted for as a tax-free merger of investment companies.  The unaudited pro forma financial information reflects the financial position of the Acquiring Fund and the Fund on December 31, 2014 and is intended to present certain data as if the merger had been consummated on January 1, 2014.  The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Acquiring Fund for prior periods will not be restated. Following the Exchange, the Acquiring Fund will be the accounting survivor.  The fiscal year end is December 31 for the Acquiring Fund and October 31 for the Fund.  No significant accounting policies, including investment valuation policies, will change as a result of the Exchange.  The Fund and the Acquiring Fund are both money market funds managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended, and have a substantially similar investment objective and substantially similar investment management policies.

The pro forma financial information should be read in conjunction with the financial statements of the Fund and the Acquiring Fund included in the annual report of each fund, dated December 31, 2014 for the Acquiring Fund and October 31, 2014 for the Fund, and included or incorporated by reference in the Statement of Additional Information of which the pro forma financial information form a part.  The pro forma financial information has been derived from the books and records used in calculating daily net asset values of each fund and has been prepared in accordance with accounting principles generally accepted in the United States which requires management to make estimates and assumptions that affect this information. Actual results could differ from those estimates.  The pro forma financial information is presented for informational purposes only and may not necessarily be representative of what the actual combined financial statements would have been had the Exchange occurred on December 31, 2014.

The Dreyfus Corporation ("Dreyfus"), the investment adviser of both the Fund and the Acquiring Fund, will bear the expenses of the Exchange, regardless of whether the Exchange is consummated.  The Fund has agreed to pay Dreyfus a management fee at the annual rate of 0.50% of the value of the Fund's average daily net assets.  Under its agreement with Dreyfus, the Acquiring Fund has agreed to pay Dreyfus a management fee at the annual rate of 0.50% of the value of the Acquiring Fund's average daily net assets up to $1.5 billion, 0.48% of the value of the Acquiring Fund's average daily net assets from $1.5 billion to $2 billion, 0.47% of the value of the Acquiring Fund's average daily net assets from $2 billion to $2.5 billion and 0.45% of the value of the Acquiring Fund's average daily net assets over $2.5 billion.

As of December 31, 2014, the net assets of: (i) the Fund were $218,669,642 and (ii) the Acquiring Fund were $788,048,126.  The net assets of the combined fund as of December 31, 2014 would have been  $1,006,717,768.

On a pro forma basis for the 12 months ended December 31, 2014, the proposed Exchange would result in the following approximate decreases to expenses charged:

Expense Category	Dollar Amount	Percentage(*)
Registration fees (1)	$(22,256)	(0.00	)%(2)
Professional fees (1)	(70,041)	(0.01)%
Custodian fees (1)	(26,602)	(0.00	)%(2)
Prospectus and shareholders' reports (1)	(13,700)	(0.00	)%(2)
Directors' fees and expenses (1)	(1,681)	(0.00	)%(2)
Miscellaneous expense (1)	(7,041)	(0.00	)%(2)

Total decrease to expenses	$(141,321)	(0.01)%

(*)	Based on pro forma combined net assets.
(1)	Reflects the anticipated reduction of certain duplicative expenses eliminated as a result of the Exchange.
(2)	Rounds to less than (0.01)%.

The Fund and the Acquiring Fund have each qualified as a "regulated investment company" under the Internal Revenue Code.  After the Exchange, the Acquiring Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, federal income and excise taxes.

The identified cost of investments for the Fund and the Acquiring Fund at December 31, 2014 is substantially the same for both financial accounting and federal income tax purposes.  The tax cost of investments will remain unchanged for the combined entity.  Management does not anticipate having to sell any securities as a result of the Exchange.

The Exchange will not be a taxable event for federal income tax purposes.  Shareholders will not recognize any capital gain or loss as a direct result of the Exchange.  A shareholder's tax basis in Fund shares will carry over to the shareholder's Acquiring Fund shares, and the holding period for such Acquiring Fund shares will include the holding period for the shareholder's Fund shares.  As a condition to the closing of the Exchange, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the Exchange will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a direct result of the Exchange.  The Fund will distribute any undistributed net investment income and net realized capital gains (after reduction for any capital loss carryforwards) prior to the Exchange, which distribution will be taxable to shareholders.  Certain tax attributes of the Fund will carry over to the Acquiring Fund, including the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards.  At December 31, 2014, the Fund had a capital loss carryforward of $44,745 available for offset and the Acquiring Fund did not have any capital loss carryforwards available for offset.  The Fund's capital loss carryforwards would expire on October 31, 2017, but as a result of the Reorganization, they will expire on December 31, 2016.  It is currently contemplated that the Acquiring Fund would be able to use approximately $40,600 of the Fund's net capital loss carryforwards to offset certain realized gains, and therefore, some of the Fund's net capital loss carryforwards may expire as a result of the Reorganization.